UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 20, 2005

Date of report (Date of earliest event reported)

SEI Investments Company

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip Code)

(610) 676-1000

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On Wednesday, July 20, 2005, SEI Investments Company issued a press release announcing its financial and operating results for the second quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated July 20, 2005 of SEI Investments Company relating to financial and operating results for the second quarter ended June 30, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date: July 20, 2005	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 20, 2005 of SEI Investments Company relating to financial and operating results for the second quarter ended June 30, 2005.

4